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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): June 18, 2003

                              VALESC HOLDINGS INC.
                                  ------------
             (Exact name of registrant as specified in its charter)


     DELAWARE                   0-31459                  23-3048857
     --------                   -------                  ----------
  (State or Other       (Commission File Number)        (IRS Employer
  Jurisdiction of                                   Identification Number)
   Incorporation)


              16200 ADDISON ROAD, SUITE 190, ADDISON, TEXAS 75001
                 ----------------------------------------------
               (Address of principal executive offices) (zip code)

      Registrant's telephone number, including area code: (972) 931-1989



Item 2.  Acquisition or Disposition of Assets

On June 18, 2003, the Registrant purchased 100% of the capital stock of Dimension Distributing, Inc., a Connecticut company ("Dimension"), from Dimension's owner, Tim Kain ("Owner"), in exchange for 8,000 shares of the Registrant's Series B Convertible Preferred stock (the "Acquisition") pursuant to a Share Purchase Agreement between the Registrant, Dimension and Owner (the "Purchase Agreement"), attached as Exhibit 2.5 to this Report. The purchase price was determined based upon a multiple of Dimension's previous years' gross profits.

Dimension was operated by Tim Kain, who served as its director and as President. Jeremy Kraus and Samuel Cohen were appointed as additional directors of Dimension in connection with the Acquisition. Jeremy Kraus is the Registrant's Chief Executive Officer and director, and Samuel Cohen is the Registrant's President and a director. Tim Kain will be the President and a director of the Dimension subsidiary.


ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Business Acquired.

Financial statements of the business acquired will be filed by amendment within 75 days from the date of the Acquisition.

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(b) Pro Forma Financial Information.

Pro Forma combined financial statements will be filed by amendment within 75 days from the date of the Acquisition.

The following exhibits are filed herewith:

2.1 Merger Agreement dated as of March 21, 2001 between Valesc and NetCentral Capital Fund, Inc. (filed as part of our Form 8-K filed on March 23, 2001 and incorporated herein by reference);

2.2 Share Purchase Agreement dated December 3, 2001 between Valesc, SMT Enterprises Corporation and OJI Surgical, Inc. for the acquisition of OJI by Valesc (filed as part of our Form 8-K filed on December 21, 2001 and incorporated herein by reference);

2.3 Merger Agreement dated May 20, 2002 between Valesc and Atlas Holdings Inc. (filed as part of our Form 8-K filed on May 22, 2002 and incorporated herein by reference);

2.4 Share Purchase Agreement dated December 15, 2002 by and among Valesc, Medex, and SMT Enterprises Corporation for the acquisition of Medex by Valesc (filed as part of our Form 8-K filed on December 27, 2002 and incorporated herein by reference);

2.5 Share Purchase Agreement dated June 18, 2003 by and among Valesc, Dimension Distributing, Inc., and Tim Kain for the acquisition of Dimension by Valesc;

4.1 Specimen Certificate for Common Stock (filed as part of our Form SB-2 on June 27, 2002 and incorporated herein by reference);

4.2 Certificate of Designation of Series and Determination of Rights and Preferences of the Convertible Preferred Stock, Series B, of Valesc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Valesc Holdings Inc.
                                              (Registrant)


Date:  June 23, 2003                     By: /s/ Samuel Cohen
                                             -----------------
                                             Samuel Cohen
                                             President